UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2018
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2018-C8
(Central Index Key Number 0001735646)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Starwood Mortgage Funding VI LLC

(Central Index Key Number 0001682518)

BSPRT Finance, LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-14	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 15, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Atlantic Times Square” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Atlantic Times Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan identified as “Constitution Plaza” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Constitution Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “Embassy Suites Glendale” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Embassy Suites Glendale Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “Steelyard Commons” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Steelyard Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “Meridian Corporate Center” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement). In addition, the Meridian Corporate Center Loan will also be serviced and administered pursuant to the Meridian Corporate Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “Marina Heights State Farm” will be serviced and administered pursuant to a trust and servicing agreement, dated as of December 29, 2017 (the “GS 2017-FARM TSA”), among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor. An executed version of the GS 2017-FARM TSA is attached hereto as Exhibit 4.2. In addition, the Marina Heights State Farm Mortgage Loan will be also be serviced and administered under the Marina Heights State Farm Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loan identified as “Lehigh Valley Mall” will be serviced and administered pursuant to a trust and servicing agreement, dated as of January 1, 2018 (the “Benchmark 2018-B1 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the Benchmark 2018-B1 PSA is attached hereto as Exhibit 4.3. In addition, the Lehigh Valley Mall Mortgage Loan will be serviced and administered under the Lehigh Valley Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loan identified as “Twelve Oaks Mall” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2018 (the “GSMS 2018-GS9 PSA”), among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance, LLC, as operating advisor and as asset representations reviewer. An executed version of the GSMS 2018-GS9 PSA is attached hereto as Exhibit 4.4. In addition, the Twelve Oaks Mall Mortgage Loan will be serviced and administered under the Twelve Oaks Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan identified as “Dreamworks Campus” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2018 (the “UBS 2018-C9 PSA”), among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as DreamWorks Campus special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. An executed version of the UBS 2018-C9 PSA is attached hereto as Exhibit 4.5. In addition, the Dreamworks Campus Mortgage Loan will be also be serviced and administered under the Dreamworks Campus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan identified as “Fort Knox Executive Park” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2018 (the “CGCMT 2018-B2 PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the CGCMT 2018-B2 PSA is attached hereto as Exhibit 4.6. In addition, the Fort Knox Executive Park Mortgage Loan will be also be serviced and administered under the Fort Knox Executive Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $628,452,367, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated May 23, 2018, among the Registrant and JPMS, for itself and on behalf of DBSI, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 15, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $628,452,367.00. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,663,974.10, were approximately $638,865,098.97. Of the expenses paid by the Registrant, approximately $208,465.06 were paid directly to affiliates of the

Registrant, $44,062.49 in the form of fees were paid to the Underwriters, $96,937.47 were paid to or for the Underwriters and $5,731,439.20 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On June 15, 2018, the Registrant sold the Class X-D, Class X-EF, Class X-G, Class D, Class E, Class F, Class G, Class NR-RR, Class S and Class R Certificates (collectively, the “Private Certificates” , and collectively with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $84,685,288 to JPMS and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated May 23, 2018, by and between the Depositor, JPMS and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMDB Commercial Mortgage Securities Trust 2018-C8 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 69 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 15, 2018 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 15, 2018 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and GACC, (iii) from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 15, 2018 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant, SMF VI and Starwood Mortgage Capital LLC and (iv) from BSPRT Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 15, 2017 and as to which an executed version is attached hereto as Exhibit 99.34, between the Registrant, BSP and Benefit Street Partners Realty Operating Partnership, L.P. (“BSPCO”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchaser, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to the Risk Retention Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 24, 2018 and as filed with the Securities and Exchange Commission on June 15, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Credit Risk Retention

The Horizontal Risk Retention Certificate (as defined in the Pooling and Servicing Agreement) was sold to CMBS Horizontal Retention I LLC for $8,577,192 (representing 1.1819% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) represents 3.856% of the Certificate Balance, Notional Amount or Percentage Interest of each Class of Regular Certificates. If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $36,286,873, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 18, 2018 and as filed with the Securities and Exchange Commission on May 18, 2018 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated May 23, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the GS 2017-FARM certificates, dated as of December 29, 2017, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the Benchmark 2018-B1 certificates, dated as of January 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the GSMS 2018-GS9 certificates, dated as of March 1, 2018, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the UBS 2018-C9 certificates, dated as of March 1, 2018, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as DreamWorks Campus special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2018-B2 certificates, dated as of March 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.7	Co-Lender Agreement, dated as of May 22, 2018, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of June 15, 2018, between BSPRT Finance, LLC, as Note A-1 Holder, BSPRT Finance, LLC, as Note A-2 Holder and BSPRT Finance, LLC, as Note A-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 15, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of June 15, 2018, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of June 15, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of December 29, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, Cantor Commercial Real Estate Lending L.P., as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, Column Financial, Inc., as Initial Note A-2-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2-C Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 14, 2018, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, Teachers Insurance and Annuity Association of America, as Initial Note B-1 Holder, Teachers Insurance and Annuity Association of America, as Initial Note B-2 Holder, and Teachers Insurance and Annuity Association of America, as Initial Note B-3 Holder.

Exhibit 4.15	Agreement Among Noteholders, dated as of November 20, 2017, by and among Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, and Prima Mortgage Investment Trust, LLC, as Initial Junior Noteholder.
Exhibit 4.16	Amended & Restated Co-Lender Agreement, dated as of May 11, 2018, by and among Wilmington Trust, National Association, as Trustee for the benefit of the registered holders of the Citigroup Commercial Mortgage Trust 2018-B2, as Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 15, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 15, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 24, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 15, 2018, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 15, 2018, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 15, 2018, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 15, 2018, between BSPRT Finance, LLC, as seller, Benefit Street Partners Realty Operating Partnership, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2018	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary